FINANCIAL RISK MANAGEMENT - Capital Structure (Details) - USD ($) $ in Millions	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Financial Instruments [Abstract]
Non-recourse borrowings	$ 12,028	$ 4,577
Cash and cash equivalents	(539)	(445)
Net debt	11,489	4,132
Exchangeable and class B shares	4,153	3,426
Loans payable to Brookfield Infrastructure	26	26
Total equity	4,068	(361)	$ (1,424)	$ (572)
Total capital and net debt	$ 19,736	$ 7,223
Net debt to capitalization ratio	58.00%	57.00%